UNITED STATES DISTRICT COURT DISTRICT OF KANSAS CINDY MALONEY, Derivatively on Behalf of CURO GROUP HOLDINGS CORP. and as Executrix of Estate of Melvyn Klein, Plaintiff, v. DONALD F. GAYHARDT, CHRIS MASTO, DOUG RIPPEL, DALE E. WILLIAMS, DAVID M. KIRCHHEIMER, MIKE MCKNIGHT, ELIZABETH WEBSTER, CHAD FAULKNER, ANDREW FRAWLEY, GILLIAN VAN SCHAICK, KAREN WINTERHOF, WILLIAM BAKER, and ROGER W. DEAN, Defendants, and CURO GROUP HOLDINGS CORP., Nominal Defendant. Case No. 2:21-cv-02308-KHV-TJJ PATRICK AYERS and JOHN WATT, Derivatively on Behalf of CURO GROUP HOLDINGS CORP., Plaintiff, v. CHAD FAULKNER, ANDREW FRAWLEY, DON GAYHARDT, DAVID M. KIRCHHEIMER, CHRIS MASTO, MIKE MCKNIGHT, DOUG RIPPEL, DALE E. WILLIAMS, KAREN WINTERHOF, WILLIAM BAKER, ROGER W. DEAN, FRIEDMAN FLEISCHER & LOWE CAPITAL PARTNERS II, L.P., FFL EXECUTIVE PARTNERS II, L.P., and FFL PARALLEL FUND II, L.P., Defendants, and CURO GROUP HOLDINGS CORP., Nominal Defendant. Case No. 2:21-cv-02311-KHV-TJJ

2 NOTICE OF (I) PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS; (II) SETTLEMENT HEARING; AND (III) MOTION FOR AN AWARD OF ATTORNEYS’ FEES AND EXPENSES A Federal Court authorized this Notice. This is not a solicitation from a lawyer. TO: ALL HOLDERS OF CURO GROUP HOLDINGS CORP. (“CURO” OR THE “COMPANY”) COMMON STOCK AS OF THE CLOSE OF TRADING ON JUNE 24, 2022 (“CURRENT CURO SHAREHOLDERS”). The purpose of this Notice is to inform you of: (i) the existence of shareholder derivative actions captioned Maloney v. Gayhardt, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.) (the “Maloney Action”) and Ayers v. Faulkner, Case No. 2:21-cv-02311-KHV-TJJ (D. Kan.) (the “Ayers/Watt Action,” and together with the Maloney Action, the “Related Derivative Actions”), pending in the United States District Court for the District of Kansas (the “Court”); (ii) a proposed settlement of the Related Derivative Actions (the “Settlement”), subject to the approval of the Court, as provided in the Amended Stipulation of Settlement for the Related Derivative Actions dated June 24, 2022 (the “Amended Stipulation”); (iii) the hearing that the Court will hold on October 27, 2022 at 9:00 a.m. to determine whether to finally approve the proposed Settlement and to consider the application by Plaintiffs’ Counsel1 in the Related Derivative Actions for an award of attorneys’ fees and expenses and reasonable service awards; and (iv) Current CURO Shareholders’ rights with respect to the proposed Settlement and Plaintiffs’ Counsel’s application for attorneys’ fees and expenses.2 PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE PROPOSED SETTLEMENT DESCRIBED IN THIS NOTICE. The Amended Stipulation was entered into as of June 24, 2022 (i) in the Maloney Action by and among plaintiff Cindy Maloney (as Executrix of Estate of Melvyn Klein) (“Maloney”) and defendants Donald F. Gayhardt, Chris Masto, Doug Rippel, Dale E. Williams, David M. Kirchheimer, Mike McKnight, Elizabeth Webster, Chad Faulkner, Andrew Frawley, Gillian Van Schaick, Karen Winterhof, William Baker, Roger W. Dean, and nominal defendant CURO (collectively, the “Maloney Defendants”); and (ii) in the Ayers/Watt Action by and among plaintiffs Patrick Ayers (“Ayers”) and John Watt (“Watt,” and together with Ayers and Maloney, “Plaintiffs”), and defendants Chad Faulkner, Andrew Frawley, Donald F. Gayhardt, David M. Kirchheimer, Chris Masto, Mike McKnight, Doug Rippel, Dale E. Williams, Karen Winterhof, William Baker, Roger W. Dean, Friedman Fleischer & Lowe Capital Partners II, L.P., FFL Executive Partners II, L.P., FFL Parallel Fund II, L.P., and nominal defendant CURO (collectively, the “Ayers/Watt Defendants,” and together with the Maloney Defendants, “Defendants”). As described in paragraph 7 below, the Settlement provides that CURO will implement certain modifications to its corporate governance and oversight functions. Because the Settlement involves 1 “Plaintiffs’ Counsel” consist of the following law firms: (i) Law Offices of E. Wayne Taff, (ii) Gainey McKenna & Egleston, (iii) Rigrodsky Law, P.A., and (iv) Shuman, Glenn & Stecker. 2 All capitalized terms not otherwise defined in this Notice shall have the meaning provided in the Amended Stipulation, which is available in the “Investors—Corporate Governance” section of CURO’s website, https://ir.curo.com.

3 the resolution of derivative claims, which were brought on behalf of and for the benefit of CURO, the benefits from the Settlement will be conferred upon CURO. Please Note: Individual CURO shareholders will not receive any direct payment from the Settlement. Accordingly, there is no Proof of Claim Form for shareholders to submit in connection with this Settlement. Also, shareholders are not required to take any action in response to this Notice. WHAT IS THE PURPOSE OF THIS NOTICE? 1. The purpose of this Notice is to explain the Related Derivative Actions, the terms of the proposed Settlement, and how the proposed Settlement affects CURO shareholders’ legal rights. 2. In a derivative action, one or more persons or entities who are current shareholders of a corporation sue on behalf of and for the benefit of the corporation, seeking to enforce the corporation’s legal rights. In this case, Plaintiffs have filed suit against the Defendants on behalf of and for the benefit of CURO. 3. The Court has scheduled a hearing to consider the fairness, reasonableness, and adequacy of the Settlement and the application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses and reasonable service award (the “Settlement Hearing”). See paragraphs 29-30 below for details about the Settlement Hearing, including the location, date, and time of the hearing. WHAT ARE THESE CASES ABOUT? WHAT HAS HAPPENED SO FAR? THE FOLLOWING DESCRIPTION OF THE RELATED DERIVATIVE ACTIONS AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE SETTLING PARTIES. THE COURT HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY EITHER COURT OF FINDINGS OF FACT. 4. On July 15, 2021, Melvyn Klein, derivatively on behalf of CURO, filed a complaint against the Maloney Defendants entitled Klein v. Gayhardt, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.). 5. On July 16, 2021, plaintiffs Ayers and Watt, derivatively on behalf of CURO, filed a substantially similar complaint against the Ayers/Watt Defendants, initiating the Ayers/Watt Action on behalf of nominal defendant CURO. 6. On September 30, 2021, in Klein v. Gayhardt, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.), counsel for plaintiff Melvyn Klein (“Klein”) filed a Suggestion of Death as to Klein after counsel for Klein informed counsel for Defendants that Klein had recently passed away; that an Estate proceeding has been commenced in Surrogate’s Court in the State of New York; and that the Executor, once appointed by the New York Court, intended to substitute into the litigation. On March 4, 2022, Klein, by and through Maloney, the Executrix of the Klein Estate, moved that the Court substitute Maloney in Klein’s place as plaintiff in the action, which the Court granted on March 7, 2022. The case is now entitled Maloney v. Gayhardt, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.).

4 7. As a result of extensive, good faith, arm’s-length negotiations, the parties in the Related Derivative Actions (the “Settling Parties”) reached an agreement in principle to settle the Related Derivative Actions, which was memorialized in a Memorandum of Understanding, which was executed by the Settling Parties on March 14, 2022. The Memorandum of Understanding set forth, among other things, the Settling Parties’ agreement to resolve the Related Derivative Actions in exchange for the CURO Board of Directors (the “Board”) adopting and implementing certain modifications to corporate governance and oversight functions set forth in the Settlement Term Sheet (the “Term Sheet”), attached as Exhibit A to the Amended Stipulation, no later than ninety (90) days following the entry of the final Court Order approving the Settlement. 8. The Board reviewed and evaluated the proposed Settlement, including the Term Sheet, and determined that, in the Board’s independent business judgment, the Settlement confers a substantial benefit upon CURO and its shareholders and that each element of the Settlement is in the best interests of CURO and its shareholders. 9. On June 24, 2022, the Settling Parties entered into the Amended Stipulation, which reflects the final and binding agreement by and among the Settling Parties and supersedes the Stipulation of Settlement signed by the Settling Parties on May 6, 2022. 10. In connection with settlement discussions and negotiations leading to the proposed Settlement set forth in the Amended Stipulation, counsel for the Settling Parties did not engage in any negotiations, and did not reach any agreement as to, the amount of any application by Plaintiffs’ Counsel for an award of attorneys’ fees and expenses or reasonable service award until the material terms of the Settlement were negotiated at arm’s-length and agreed upon. 11. On July 19, 2022, the Court preliminarily approved the Settlement, authorized this Notice to be provided to Current CURO Shareholders, and scheduled the Settlement Hearing to consider whether to grant final approval of the Settlement. WHAT ARE THE TERMS OF THE SETTLEMENT? 12. In consideration for the settlement and release of all Released Claims against the Released Persons, CURO has agreed to implement the terms set forth in the Term Sheet, attached as Exhibit A to the Amended Stipulation. 13. The Board has reviewed and evaluated the proposed Settlement, including the Term Sheet, and has determined that, in the Board’s independent business judgment, the terms of the Settlement confer a substantial benefit upon CURO and its shareholders and that each element of the Settlement is in the best interests of CURO and its shareholders. WHAT ARE THE SETTLING PARTIES’ REASONS FOR THE SETTLEMENT? 14. Plaintiffs believe that the claims asserted in the Related Derivative Actions have merit and that the evidence developed to date supports the claims. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings that would be necessary to prosecute the Related Derivative Actions against Defendants through trial and through appeals. Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the

5 risk of any litigation, especially in complex actions such as the Related Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel also are cognizant of the inherent challenges of establishing standing in shareholder derivative litigation and the possible defenses to the claims alleged in the Related Derivative Actions. Plaintiffs and Plaintiffs’ Counsel believe that the Settlement set forth in the Amended Stipulation confers substantial benefits upon CURO and Current CURO Shareholders. Based on their evaluation, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement set forth in the Amended Stipulation is in the best interests of CURO and Current CURO Shareholders and is fair, reasonable, and adequate, and have agreed to settle the Related Derivative Actions upon the terms and subject to the conditions set forth herein. 15. Defendants, to avoid the costs, disruption, and distraction of further litigation, and without admitting the validity of any allegations made in the Related Derivative Actions, or any liability with respect thereto, have concluded that it is desirable that the claims against them be settled on the terms reflected in the Amended Stipulation. Defendants deny that they committed, or aided and abetted in the commission of, any violation of law or duty or engaged in any wrongful acts whatsoever, including specifically those alleged in the Related Derivative Actions, and expressly maintain that they have complied with their statutory, fiduciary, and other legal and equitable duties, and are entering into the Amended Stipulation and the Settlement to eliminate the burden, expense, and uncertainties inherent in further litigation. WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE? 16. If the Settlement is approved, the Settling Parties will request that the Court enter a Final Judgment and Order of Dismissal with Prejudice (the “Judgment”). Pursuant to the Judgment, upon the Effective Date of the Settlement, the following releases will occur: Release of Claims by Plaintiffs and Current CURO Shareholders: 17. Upon the Effective Date, to the extent that Plaintiffs, Plaintiffs’ Counsel, or any of the Current CURO Shareholders possess any of the Released Claims derivatively, Plaintiffs, Plaintiffs’ Counsel, and each of the Current CURO Shareholders (solely in their capacity as CURO shareholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, irrevocably, and forever waived, released, relinquished, discharged and dismissed all Released Claims (including Unknown Claims) against the Released Persons, including any and all claims (including Unknown Claims) against the Released Persons arising out of, relating to, or in connection with the defense, Settlement, or resolution of the Actions. 18. Upon the Effective Date, to the extent Plaintiffs, Plaintiffs’ Counsel, and any of the Current CURO Shareholders possess any of the Released Claims derivatively, Plaintiffs, Plaintiffs’ Counsel, and each of the Current CURO Shareholders (solely in their capacity as CURO shareholders) shall be forever barred, estopped, and enjoined from commencing, instituting, or prosecuting any of the Released Claims (including Unknown Claims) or any action or other proceeding against any of the Released Persons based on the Released Claims, or any action or proceeding arising out of, relating to, or in connection with the Released Claims or the filing, prosecution, defense, settlement, or

6 resolution of the Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Amended Stipulation. 19. As defined in the Amended Stipulation, “Released Claims” means any and all actions, suits, claims, demands, rights, sanctions, liabilities, damages, and causes of action, including both known claims and Unknown Claims, whether arising under federal, state, common, or foreign law, (i) that were asserted in the Related Derivative Actions or (ii) that could have been asserted in any forum derivatively on behalf of CURO, or by CURO directly, arising out of or based upon the facts, allegations, transactions, occurrences, matters, or events described in the Related Derivative Actions, provided, however, that the Released Claims shall not include any claims relating to the enforcement of the Amended Stipulation, the Settlement, or the Judgment. 20. As defined in the Amended Stipulation, “Unknown Claims” means any Released Claim(s) that Plaintiffs, CURO, or a Current CURO Shareholder does not know or suspect to exist in their favor at the time of the release of the Released Persons, including, but not limited to, claims, which, if known by him, her, or it, might have affected his, her, or its decision with respect to the Settlement, the release of the Released Persons, or the decision not to object to or opt out of this Settlement. With respect to any and all Released Claims against the Released Persons, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, CURO, and the Current CURO Shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, any and all provisions, rights, and benefits conferred by the law of any state or territory or other jurisdiction or principle of common law or foreign law that is similar, comparable, or equivalent to California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Plaintiffs, CURO, and each Current CURO Shareholder acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the Released Claims, but they stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, CURO, and each Current CURO Shareholder shall expressly, fully, finally, and forever settle and release any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, accrued or unaccrued, apparent or unapparent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Current CURO Shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement. 21. As defined in the Amended Stipulation, “Released Persons” means each and all of the Defendants and their Related Parties.

7 Release of Claims by Defendants: 22. Upon the Effective Date, CURO shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged all Released Claims (including Unknown Claims) against the Released Persons. 23. Upon the Effective Date, CURO shall be forever barred, estopped, and enjoined from commencing, instituting, or prosecuting any of the Released Claims (including Unknown Claims) or any action or other proceeding against any of the Released Persons based on the Released Claims, or any action or proceeding arising out of, relating to, or in connection with the Released Claims or the filing, prosecution, defense, settlement, or resolution of the Related Derivative Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of this Amended Stipulation. 24. Upon the Effective Date, each of the Released Persons shall be deemed to have fully, finally, and forever released, relinquished, and discharged Plaintiffs and their Related Parties, Plaintiffs’ Counsel and their Related Parties, and Current CURO Shareholders (solely in their capacity as CURO shareholders) and their Related Parties from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Related Derivative Actions or the Released Claims. 25. By Order of the Court, all proceedings in the Related Derivative Actions, other than proceedings necessary to carry out or enforce the terms and conditions of the Amended Stipulation, have been stayed until otherwise ordered by the Court. Also, pending final determination of whether the Settlement should be approved, the Court has barred and enjoined the commencement, prosecution, instigation, or participation in the commencement or prosecution of any action asserting any Released Claims against any of the Released Persons in any court or tribunal. HOW WILL THE ATTORNEYS BE PAID? 26. In connection with the approval of the Settlement and in light of the substantial benefits the Settlement confers on CURO and its shareholders, Plaintiffs’ Counsel intend to apply to the Court for an award of attorneys’ fees and expenses, in an aggregate amount of no more than $345,000 to be paid by CURO or its insurers (the “Fee Award”). In addition, Plaintiffs’ Counsel intend to apply to the Court for reasonable service awards for Plaintiffs in the Related Derivative Actions not to exceed $10,000 in total, which Defendants will not oppose. Subject to the Court’s approval, the service awards to Plaintiffs shall be funded from the Fee Award, which is not to exceed $345,000. Defendants agree not to oppose Plaintiffs’ Counsel’s applications, so long as the total amount of attorneys’ fees and expenses and reasonable service awards does not exceed $345,000. 27. The Court will determine the amount of any attorneys’ fee and expense award for Plaintiffs’ Counsel and reasonable service awards for Plaintiffs. CURO shareholders are not personally liable for paying any fee and expense award or reasonable service award.

8 WHEN AND WHERE WILL THE SETTLEMENT HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT HEARING? MAY I OBJECT TO THE SETTLEMENT AND SPEAK AT THE HEARING IF I DON’T LIKE THE SETTLEMENT? 28. You do not need to attend the Settlement Hearing. The Court will consider any submission made in accordance with the provisions below even if you do not attend the Settlement Hearing. 29. Please Note: The date and time of the Settlement Hearing may change without further written notice to Current CURO Shareholders. In addition, the ongoing COVID-19 health emergency is a fluid situation that creates the possibility that the Court may decide to conduct the Settlement Hearing by video or telephonic conference, or otherwise allow Current CURO Shareholders to appear at the hearing by phone or video, without further written notice to Current CURO Shareholders. In order to determine whether the date and time of the Settlement Hearing have changed, or whether Current CURO Shareholders must or may participate by phone or video, it is important that you monitor the Court’s docket and the “Investors—Corporate Governance” section of CURO’s website, https://ir.curo.com, before making any plans to attend the Settlement Hearing. Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted to the “Investors—Corporate Governance” section of CURO’s website, https://ir.curo.com. Also, if the Court requires or allows Current CURO Shareholders to participate in the Settlement Hearing by telephone or video conference, the information needed to access the conference will be posted to the “Investors—Corporate Governance” section of CURO’s website, https://ir.curo.com. 30. The Settlement Hearing will be held on October 27, 2022 at 9:00 a.m., before The Honorable Kathryn H. Vratil, either in person at the United States District Court for the District of Kansas in Courtroom No. 440 of the Robert J. Dole U.S. Courthouse, 500 State Avenue, Suite 529, Kansas City, KS 66101, or by telephone or videoconference (in the discretion of the Court), to: (1) determine whether the terms of the Settlement should be approved as fair, reasonable, and adequate; (2) consider any objections to the Settlement submitted in accordance with this Notice; (3) determine whether the Judgment finally approving the Settlement, substantially in the form of Exhibit D to the Amended Stipulation, should be entered, dismissing the Related Derivative Actions with prejudice, and releasing the Released Claims against the Released Persons; (4) determine whether the requested Fee Award and reasonable service awards should be approved; and (5) consider any other matters that may properly be brought before the Court in connection with the Settlement. 31. Any Current CURO Shareholder may object to the Settlement or Plaintiffs’ Counsel’s applications for the Fee Award and reasonable service awards. Objections must be in writing. You must file any written objection, together with copies of all other papers and briefs supporting the objection, with the Clerk’s Office at the United States District Court for the District of Kansas address set forth below, as well as serve copies on Plaintiffs’ Counsel and Defendants’ Counsel at the addresses and e-mail addresses set forth below by hand or first class mail, such that the objection is received on or before October 6, 2022.

9 Clerk’s Office United States District Court Frank Carlson Federal Building 444 S.E. Quincy, Suite 490 Topeka, KS 66683 Defendants’ Counsel Berkowitz Oliver LLP Anthony J. Durone 2600 Grand Boulevard, Suite 1200 Kansas City, Missouri 64108 adurone@berkowitzoliver.com Willkie Farr & Gallagher LLP Tariq Mundiya Todd G. Cosenza 787 Seventh Ave New York, New York 10019 tmundiya@willkie.com tcosenza@willkie.com Plaintiffs’ Counsel Law Offices of E. Wayne Taff Earl Wayne Taff 3401 N. Perrin Road Independence, Missouri 64058 ewt@tafflawfirm.com Rigrodsky Law, P.A. Herbert W. Mondros 300 Delaware Avenue, Suite 210 Wilmington, DE 19801 hwm@rl-legal.com Shuman, Glenn & Stecker Rusty E. Glenn 600 17th Street, Suite 2900 South Denver, CO 80202 rusty@shumanlawfirm.com Gainey McKenna & Egleston Thomas J. McKenna 501 Fifth Avenue, 19th Floor New York, NY 10017 tjmckenna@gme-law.com 32. Any objections must identify the case name and civil action number for the following derivative action: “Maloney v. Gayhardt, Case No. 2:21-cv-02308-KHV-TJJ (D. Kan.),” and they must: (i) state the name, address, and telephone number of the person or entity objecting, and if represented by counsel, the name, address, and telephone number of such counsel, and must be signed by the objector; (ii) state with specificity the grounds for the objection, including any legal and evidentiary support the objector wishes to bring to the Court’s attention; and (iii) include documentation sufficient to prove that the objector owned shares of CURO common stock as of the close of trading on June 24, 2022. Documentation establishing ownership of CURO common stock must consist of copies of a monthly brokerage account statement, or an authorized statement from the objector’s broker containing the information found in an account statement. 33. You may not object to the Settlement or Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses or the reasonable services award if you are not a Current CURO Shareholder. 34. You may file a written objection without having to appear at the Settlement Hearing. You may not, however, appear at the Settlement Hearing to present your objection unless you first file and serve a written objection in accordance with the procedures described above, unless the Court orders otherwise.

10 35. If you wish to be heard orally at the Settlement Hearing in opposition to the approval of the Settlement or Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses or reasonable service award, assuming you timely file and serve a written objection as described above, you must also file a notice of appearance with the Clerk’s Office, which states your intention to appear at the Settlement Hearing and your basis for such appearance, and serve it on Plaintiffs’ Counsel and Defendants’ Counsel at the addresses set forth in paragraph 31 above so that it is received on or before October 6, 2022. Persons who intend to object and desire to present evidence at the Settlement Hearing must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and the subjects of their testimony, and exhibits they intend to introduce into evidence at the hearing. Objectors who intend to appear at the Settlement Hearing through counsel must also identify that counsel by name, address, and telephone number. Objectors and/or their counsel may be heard orally at the discretion of the Court. 36. You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Hearing. However, if you decide to hire an attorney, it will be at your own expense, and that attorney must file a notice of appearance with the Court and serve it on Plaintiffs’ Counsel and Defendants’ Counsel at the addresses set forth in paragraph 31 above so that the notice is received on or before October 6, 2022. 37. The Settlement Hearing may be adjourned by the Court without further written notice to Current CURO Shareholders. If you intend to attend the Settlement Hearing, you should confirm the date and time of the hearing as stated in paragraph 29 above. 38. Unless the Court orders otherwise, any Current CURO Shareholder who does not object in the manner described above will be deemed to have waived any objection and will be forever foreclosed from making any objection to the proposed Settlement or Plaintiffs’ Counsel’s application for an award of attorneys’ fees and expenses and reasonable service award. Current CURO Shareholders do not need to appear at the Settlement Hearing or take any other action to indicate their approval. SPECIAL NOTICE TO BROKERS, BANKS, AND OTHER PERSONS OR ENTITIES THAT HOLD OWNERSHIP ON BEHALF OF OTHERS 39. Brokerage firms, banks and/or other persons or entities who held shares of the common stock of CURO as of June 24, 2022 for the benefit of others are requested to promptly send this Notice to all of their respective beneficial owners. Specifically, nominees must either (i) within seven (7) calendar days of receipt of this Notice, request from Kroll Settlement Administration (the “Settlement Administrator”) sufficient copies of the Notice to forward to all such beneficial owners and within seven (7) calendar days of receipt of those Notices forward them to all such beneficial owners; or (ii) within seven (7) calendar days of receipt of this Notice, provide a list of the names and addresses of all such beneficial owners to the Settlement Administrator at Curosettlement@kroll.com. If you choose the second option, the Settlement Administrator will send a copy of the Notice to the beneficial owners you have identified on your list. Regardless of whether you choose to complete the mailing yourself or elect to have the mailing performed for you, you may obtain reimbursement for reasonable administrative costs actually incurred in connection with forwarding the Notice and which would not have been incurred but for the obligation to forward the Notice up to $0.20 per record plus postage (if applicable), upon submission of appropriate documentation to the Settlement Administrator.

11 CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS? 40. This Notice contains only a summary of the terms of the Settlement. For the full terms and conditions of the Settlement, please see the Amended Stipulation available at “Investors— Corporate Governance” section of CURO’s website, https://ir.curo.com. More detailed information about the matters involved in the Related Derivative Actions can be obtained by accessing the Court docket in these cases, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.ctd.uscourts.gov/ or by visiting, during regular office hours, the Office of the Clerk, United States District Court for the District of Kansas, Frank Carlson Federal Building, 444 S.E. Quincy, Suite 490, Topeka, KS 66683. If you have questions regarding the Settlement, you may write, call, or email the following counsel for Plaintiffs: Law Offices of E. Wayne Taff Earl Wayne Taff 3401 N. Perrin Road Independence, Missouri 64058 ewt@tafflawfirm.com Rigrodsky Law, P.A. Herbert W. Mondros 300 Delaware Avenue, Suite 1220 Wilmington, DE 19801 hwm@rl-legal.com Shuman, Glenn & Stecker Rusty E. Glenn 600 17th Street, Suite 2900 South Denver, CO 80202 rusty@shumanlawfirm.com Gainey McKenna & Egleston Thomas J. McKenna 501 Fifth Avenue, 19th Floor New York, NY 10017 tjmckenna@gme-law.com PLEASE DO NOT CALL OR WRITE THE COURT, THE OFFICE OF THE CLERK OF THE COURT, DEFENDANTS, OR THEIR COUNSEL REGARDING THIS NOTICE OR THE SETTLEMENT. Dated: July 19, 2022 By Order of the Court United States District Court for the District of Kansas

12 Curo Derivative Settlement c/o Kroll Settlement Administration P.O. Box 225391 New York, NY 10150-5391